EXHIBIT 21

Entity	Place of Formation
2953285 Canada Inc.	Canada
3D NetCo, LLC	Delaware
A123 Online Interactive Services, Inc.	Delaware
Academy123, Inc.	Delaware
Adrea, LLC	Delaware
Adventure Race Productions, Inc.	Delaware
Aggregate Media Fund II KB	Sweden
Aggregate Media Fund III KB	Sweden
Aggregate Media Fund IV KB	Sweden
Aggregate Media Fund V KB	Sweden
AMHI, LLC	Delaware
Animal Planet (Asia) LLC	Delaware
Animal Planet Canada Company	Canada
Animal Planet Europe P/S	UK
Animal Planet Europe Limited	England and Wales
Animal Planet (Japan) LLP	Delaware
Animal Planet (Latin America), L.L.C.	Delaware
Animal Planet, LP	Delaware
Animal Planet North America, Inc.	Delaware
Animal Planet, LLC	Delaware
Animal Planet Televizyon Yayincilik Anonim Sirketi	Turkey
The Audio Visual Group, Inc.	California
Beacon Solutions, Inc.	Delaware
Betty TV Limited	England and Wales
BrandDeli B.V	Netherlands
BrandDeli C.V.	Netherlands
Canadian AP Ventures Company	Nova Scotia
Clearvue & SVE, Inc.	Illinois
Convex Conversion, LLC	Delaware
DLG Acquisitions Limited	England and Wales
D-E Television Distribution Co. Limited	England and Wales
DeFranco, Inc.	California
DHC Discovery, Inc.	Colorado
DHC Ventures, LLC	Delaware
Discovery 3D Holding, Inc.	Delaware
Discovery (UK) Limited	England and Wales
Discovery Advertising Sales Taiwan Pte. Ltd.	Singapore

Discovery AP Acquisition, Inc.	Delaware
Discovery Asia, LLC	Delaware
Discovery Communications Deutschland GmbH & Co. KG (Unrestricted Subsidiary)	Germany
Discovery Channel (Mauritius) Private Limited	Mauritius
Discovery Civilization North America, Inc.	Delaware
Discovery Communications Benelux BV	Netherlands
Discovery Communications Bulgaria EOOD	Bulgaria
Discovery Communications Colombia Ltda	Colombia
Discovery Comunicacoes do Brasil LTDA	Brazil
Discovery Communications, Inc.	Delaware
Discovery Communications, LLC	Delaware
Discovery Communications Europe Limited	England and Wales
Discovery Communications Holding, LLC	Delaware
Discovery Communications India	India
Discovery Communications Ltd., L.L.C.	Delaware
Discovery Communications Mexico Services, S. de R.L. de C.V.	Mexico
Discovery Communications Nordic ApS	Denmark
Discovery Communications OOO	Russia
Discovery Communications Spain and Portugal, S.L.	Spain
Discovery Communications Ukraine TOV	Ukraine
Discovery Content Verwaltungs GmbH (Unrestricted Subsidiary)	Germany
Discovery Corporate Services Limited	UK
Discovery Czech Republic S.R.O.	Czech Republic
Discovery Digital Networks, Inc.	Delaware
Discovery Education Assessment LLC	Delaware
Discovery Education Canada ULC	Nova Scotia
Discovery Education Europe Group Limited	UK
Discovery Education Europe Ltd.	UK
Discovery Education, Inc.	Illinois
Discovery Enterprises, LLC	Delaware
Discovery Entertainment Services, Inc.	Delaware
Discovery Extreme Music Publishing, LLC	Delaware
Discovery Foreign Holdings, Inc.	Delaware
Discovery France Holdings II SAS	France
Discovery France Holdings SAS	France
Discovery Germany, L.L.C.	Delaware
Discovery Health Channel, LLC	Delaware
Discovery Health North America, Inc.	Delaware
Discovery Health NS, ULC	Nova Scotia

Discovery Health Ventures, LLC	Delaware
Discovery Holding Company	Delaware
Discovery Holdings OOO	Russia
Discovery Hungary Kft	Hungary
Discovery Italia S.r.l.	Italy
Discovery Japan, Inc.	Japan
Discovery Kids North America, Inc.	Delaware
Discovery Latin America Holdings, LLC	Delaware
Discovery Latin America Investments, LLC	Delaware
Discovery Latin America S.L.	Spain
Discovery Latin America, LLC	Delaware
Discovery Licensing, Inc.	Delaware
Discovery Luxembourg 1 S.à r.l.	Luxembourg
Discovery Luxembourg 2 S.à r.l.	Luxembourg
Discovery Luxembourg 3 S.à r.l.	Luxembourg
Discovery Luxembourg 4 S.à r.l.	Luxembourg
Discovery Luxembourg Holdings 1 S.à r.l.	Luxembourg
Discovery Luxembourg Holdings 2 S.à r.l.	Luxembourg
Discovery Max Music Publishing, LLC	Delaware
Discovery Media Ventures Limited	UK
Discovery Medya Hizmetleri Limited Sirketi	Turkey
Discovery Mexico Holdings, LLC	Delaware
Discovery Networks Asia-Pacific Pte. Ltd.	Singapore
Discovery Networks Caribbean, Inc.	Barbados
Discovery Networks International Holdings Limited	England and Wales
Discovery Networks International LLC	Colorado
Discovery Networks Korea Limited	Korea
Discovery Networks Mexico, S. de R.L. de C.V.	Mexico
Discovery New York, Inc.	Delaware
Discovery OWN Holdings, LLC	Delaware
Discovery Patent Licensing, LLC	Delaware
Discovery Pet Online Administration, Inc.	Delaware
Discovery Pet Online Services, LLC	Delaware
Discovery Pet Video, LLC	Delaware
Discovery Polska SP z.o.o.	Poland
Discovery Productions Group, Inc.	Delaware
Discovery Productions, LLC	Delaware
Discovery Publishing, Inc.	Delaware
Discovery Realty, LLC	Delaware
Discovery Retail Cafes, LLC	Delaware

Discovery Romania SRL	Romania
Discovery SC Investment, Inc.	Delaware
Discovery Science Canada Company	Canada
Discovery Science Televizyon Yayıncılık Anonim Şirketi	Turkey
Discovery Services Australia Pty Ltd	Australia
Discovery Services, Inc.	Delaware
Discovery Services Hong Kong Limited	Hong Kong
Discovery South America Holdings, LLC	Delaware
Discovery Spanish Ventures S.L.	Spain
Discovery Studios, LLC	Delaware
Discovery Sweden AB	Sweden
Discovery Talent Services, LLC	Delaware
Discovery Televizyon Yayıncılık Anonim Şirketi	Turkey
Discovery Television Center, LLC	Delaware
Discovery Times Channel, LLC	Delaware
Discovery Thailand Holdings, LLC	Delaware
Discovery Top Music Publishing, LLC	Delaware
Discovery Trademark Holding Company, Inc.	Delaware
Discovery TV Journalism Productions, LLC	Delaware
Discovery Wings, LLC	Delaware
Discovery World Television, Inc.	Maryland
Discovery.com, LLC	Delaware
Discoverytravel.com, LLC	Delaware
DLA Holdings, LLC	Delaware
DNE Music Publishing Limited	England and Wales
DNI Europe Holdings Limited	England and Wales
DNI Foreign Holdings Limited	England and Wales
DNI German Holdings I Limited	England and Wales
DNI German Holdings II Limited	England and Wales
DNI Global Holdings Limited	England and Wales
DNI Group Holdings, LLC	Delaware
DNI Global LLP	England and Wales
DNI Ireland Holdings 1 Limited	Ireland
DNI Ireland Holdings 2 Limited	Ireland
DNI US Limited	England and Wales
DSC Japan, L.L.C.	Delaware
DTHC, Inc.	Delaware
E-FM Sverige AB	Sweden
Education Media Delivery Ltd.	UK
Eskilstuna SBS Radio AB	Sweden

ESP Media Distribution Portugal, S.A.	Portugal
Espresso Education, Inc.	UK
E-FM Sverige AB	UK
Euradio I Sverige AB	Sweden
Eurosport Arabia Fz LLC	Dubai
Eurosport Asia Pacific Ltd.	Hong Kong
Eurosport Danmark ApS	Denmark
Eurosport Events Ltd.	UK
Eurosport OY Finland	Finland
Eurosport France SAS	France
Eurosport Media GmbH	Germany
Eurosport Media SA	Switzerland
Eurosport Norge A/S	Norway
Eurosport Polska Sp Z.o.o.	Poland
Eurosport SAS	France
Eurosport Spa	Italy
Eurosport Television AB	Sweden
Eurosport Television BV	Netherlands
Eurosport Television Ltd.	UK
Eurosport Television SAU	Spain
Eurosportnews Distribution Ltd.	Hong Kong
FM5 A/S	Denmark
FM 6 A/S	Denmark
ForHumanPeoples, Inc.	California
GeoNova Publishing, Inc.	Delaware
Ghana Mining Ltd.	UK
Global Mindset Music, LLC	Delaware
Gran TV S.A.	Argentina
Grockit, Inc.	Delaware
HowStuffWorks, LLC	Delaware
Hub Television Networks, LLC	Delaware
Imposter Pictures Ltd.	UK
Incentive Management Services, LLC	Delaware
JV Network, LLC	Delaware
JV Programs LLC	Delaware
Kaimax Media Oy	Finland
Liberty Animal Inc.	Delaware
Listening Works, LLC	Delaware
Liv (Latin America), LLC	Delaware
LoveSearch DP AB	Sweden

Lumos Labs	California
Mediamatning I Skandinavien AB	Sweden
Media Distribution O.O.O.	Russia
Miracle Sound Oulu Oy	Finland
Miracle Sound Oy	Finland
Miracle Sound Tampere Oy	Finland
Mix Megapol.se AB	Sweden
MNN Holdings Company, LLC	Georgia
MSM Discovery Private Ltd. (India)	India
Network USA Incorporated	Maryland
New Form Digital, LLC	Delaware
New SVE, Inc.	Illinois
Ostersjons Reklamradio AB	Sweden
OWN LLC	Delaware
Patagonia Adventures, LLC	Delaware
Persuasion Productions Ltd.	UK
Prefas 18 SAS	France
PTV Media Ltd.	Israel
Radiobranschen RAB AB	Sweden
Radioreklame A/S	Denmark
Radiotveckling I Sverige KB	Sweden
Radio City AB	Sweden
Radio Daltid SBS AB	Sweden
Radio License Startup Halland AB	Sweden
Radio License Startup Orebro AB	Sweden
Radio License Startup Vasteras AB	Sweden
Radio March AB	Sweden
Radio Nova A/S	Denmark
Raw Inc.	USA
Raw TV Limited	UK
Rewind Networks Pte. Ltd.	Singapore
RIS Vinyl Skane AB	Sweden
Rockklassiker Sverige AB	Sweden
Run-of-Shows, LLC	Delaware
SBS Discovery AS	Norway
SBS Discovery Media AS	Norway
SBS Discovery Media ApS	Denmark
SBS Discovery Media Finland Oy	Finland
SBS Discovery Media Holding ApS	Denmark
SBS Discovery Media Sweden Holding AB	Sweden

SBS Discovery Media UK Limited	UK
SBS Discovery Radio ApS	Denmark
SBS Discovery Radio Oy	Finland
SBS Discovery Radio Sweden Holding AB	Sweden
SBS Discovery TV AB	Sweden
SBS Discovery TV Oy	Finland
SBS Radio AB	Sweden
SBS Radio HNV AB	Sweden
SBS Radio Sweden AB	Sweden
SBS Radio A/S	Denmark
SBS Radio Norge AS Norway	Norway
Sharecare, Inc.	Delaware
Siberian Mill Ltd.	UK
SRU Svensk Radiotveckling AB	Sweden
Svensk Radiotveckling KB	Sweden
Systems Impact, Inc.	Delaware
Takhayal Art Production JSC	Egypt
Takhayal Entertainment FZ LLC	Dubai
Takhayal Television FZ LLC	Dubai
Televista S.A.	France
The Living Channel New Zealand Limited	New Zealand
The Voice TV Norge AS	Norway
Travel Daily News, Inc.	Delaware
Value Proposition Publishing, LLC	Delaware
Voice TV ApS	Denmark
Vinyl AB	Sweden
WASU Discovery Consulting (Hangzhou) Co. Ltd	China